Intangible Assets, Net	12 Months Ended
Dec. 31, 2025
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

10. INTANGIBLE ASSETS, NET

The following table presents the Group’s intangible assets as of the respective balance sheet dates:

	Purchased software	Total	Total
	RMB	RMB	US$
Net balance as of December 31, 2024	132	132	18
Amortization expense	(70)	(70)	(9)
Net balance as of December 31, 2025	62	62	9

The intangible assets are amortized using the straight-line method, which is the Group’s best estimate of how these assets will be economically consumed over their respective estimated useful lives of one to ten years.

Amortization expenses for intangible assets were RMB69 and RMB70 (US$9) for the years ended December 31, 2024 and 2025, respectively. No impairment charge was recorded for the years ended December 31, 2024 and 2025, respectively.

The annual estimated amortization expenses for the intangible assets for each of the next year are as follows:

	RMB	US$
2026	62	9